Exhibit 32.1


  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
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    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     I,   John  Vogel,  Chief  Executive  Officer  and  President
(principal  executive  officer)  and  I,  Robert  Scherne,  Chief
Financial    Officer   (principal    financial    officer)     of
International  Imaging  Systems, Inc., (the  "Registrant"),  each
certify  to  the best of our knowledge, based upon a  review   of
the   quarterly  report  on Form 10-QSB for  the   quarter  ended
September 30, 2006 (the "Report") of the Registrant, that:

   (1) the Report fully complies with the requirements of section
       13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: November 15, 2006      By:/s/John Vogel
                                -------------------------------------
                                John Vogel
                                Chief Executive Officer and President

                             By:/s/Robert Scherne
                                ------------------------------------
                                Robert Scherne
                                Chief Financial Officer







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